UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2018

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Merchandise Mart Plaza, Suite 1300 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2018, the Board of Directors of Conagra Brands, Inc. (the “Company”) appointed Thomas M. McGough and Darren C. Serrao to the newly created officer positions of Co-Chief Operating Officers (“Co-COO”) of the Company, effective as of October 23, 2018.

Mr. McGough, age 53, has served as the Company’s President, Operating Segments since May 2017 and prior to that served as the Company’s President of Consumer Foods from May 2013 until May 2017. Mr. McGough also served as the Company’s President, Grocery Products from 2011 until May 2013, and as Vice President in the Company’s Consumer Foods organization from 2007 to 2011. Prior to joining the Company, Mr. McGough served in various roles at H.J. Heinz, where he began his career in 1990.

Mr. Serrao, age 52, has served as Executive Vice President, Chief Growth Officer of the Company since August 2015. Prior to joining the Company, Mr. Serrao served as Senior Vice President, Chief Marketing and Commercial Officer at Campbell Soup Company from February 2015 until August 2015, and as Senior Vice President of Innovation and Business Development for Campbell North America from July 2011 until February 2015. Mr. Serrao has also held several profit and loss and marketing positions during his career, including roles with PepsiCo and Unilever.

Mr. McGough’s and Mr. Serrao’s compensation did not change in connection with their appointment as Co-COOs. If there is any material change, the Company will file an amendment to this Current Report on Form 8-K to provide any required disclosure at such time.

There are no arrangements or understandings between Mr. McGough or Mr. Serrao and any other persons pursuant to which Mr. McGough and Mr. Serrao were named Co-COOs of the Company. Neither Mr. McGough nor Mr. Serrao has any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Neither Mr. McGough nor Mr. Serrao has any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONAGRA BRANDS, INC.

Date: October 26, 2018	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Executive Vice President, General
Counsel and Corporate Secretary